Exhibit 10.2

AMENDMENT TO THE COMMON UNIT PURCHASE AGREEMENT

This AMENDMENT TO THE COMMON UNIT PURCHASE AGREEMENT, dated as of June 30, 2015 (this “Amendment”), is made by and among CNX Coal Resources LP, a Delaware limited partnership (the “Partnership”) and each of the entities identified on Exhibit A hereto (each, a “Purchaser” and collectively, the “Purchasers”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Common Unit Purchase Agreement, dated as of June 25, 2015 (the “Purchase Agreement”), by and among the Partnership and Greenlight Capital, L.P., Greenlight Capital Qualified, L.P. and Greenlight Capital (Gold), LP (collectively, the “Original Purchasers”).

WITNESSETH:

WHEREAS, the Original Purchasers and the Partnership previously entered into the Purchase Agreement pursuant to which the Original Purchasers shall purchase Common Units at the Closing in accordance with the terms therein;

WHEREAS, pursuant to Section 8.2 of the Purchase Agreement, the Purchase Agreement may be amended or modified by written instrument making specific reference to the Purchase Agreement and signed by the Partnership and the Original Purchasers; and

WHEREAS, the Partnership and the Purchasers (including the Original Purchasers) wish to amend the Purchase Agreement in accordance the terms herein.

NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. Amendment.

1.1. Exhibit A to the Purchase Agreement is hereby amended by deleting the Exhibit A attached thereto in its entirety and replacing it with Exhibit A attached hereto. For the avoidance of doubt, any reference to “Purchaser” or “Purchasers” in the Purchase Agreement shall refer to the Purchasers as defined in this Amendment as identified in Exhibit A attached hereto.

1.2. The lead in sentences to Sections 4 and 5 of the Purchase Agreement is hereby amended such that any reference to “the date hereof” shall instead be a reference to “June 30, 2015.”

1.3. Section 5.1 of the Purchase Agreement is hereby amended such that the reference to “partnership power” shall instead be a reference to “partnership or limited liability company power.”

2. Effect; Governing Law. Except as specifically amended by this Amendment, the Purchase Agreement shall remain unmodified and in full force and effect. The provisions of Sections 8.1-8.7 and 8.10 of the Purchase Agreement shall apply mutatis mutandis to this Amendment.

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(Signature Page Follows)

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IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized signatories on the date first written above.

THE PARTNERSHIP:

CNX COAL RESOURCES LP

By: CNX Coal Resources GP LLC, its general partner

By:	/s/ Lori Ritter
	Name:	Lori Ritter
	Title:	CFO

THE PURCHASERS:

GREENLIGHT CAPITAL, LP

By: Greenlight Capital, Inc., its investment manager

By:	/s/ Daniel Roitman/Harry Brandler
	Name:	Daniel Roitman/Harry Brandler
	Title:	COO/CFO

GREENLIGHT CAPITAL QUALIFIED, LP

By: Greenlight Capital, Inc., its investment manager

By:	/s/ Daniel Roitman/Harry Brandler
	Name:	Daniel Roitman/Harry Brandler
	Title:	COO/CFO

GREENLIGHT CAPITAL (GOLD), LP

By: DME Capital Management, LP, its investment manager

By:	/s/ Daniel Roitman/Harry Brandler
	Name:	Daniel Roitman/Harry Brandler
	Title:	COO/CFO

GREENLIGHT COAL (GCOP), LLC

By: Greenlight Capital, Inc., its manager

By:	/s/ Daniel Roitman/Harry Brandler
	Name:	Daniel Roitman/Harry Brandler
	Title:	COO/CFO

GREENLIGHT COAL (GGOM), LLC

By: Greenlight Capital, Inc., its manager

By:	/s/ Daniel Roitman/Harry Brandler
	Name:	Daniel Roitman/Harry Brandler
	Title:	COO/CFO

GREENLIGHT COAL (GLRE), LLC

By: Greenlight Capital, Inc., its manager

By:	/s/ Daniel Roitman/Harry Brandler
	Name:	Daniel Roitman/Harry Brandler
	Title:	COO/CFO

EXHIBIT A

Purchaser Name and Address	Applicable Percentage	Column X	Column Y
		Minimum Purchased Common Units Amount	Maximum Purchased Common Units Amount
Greenlight Capital Qualified, L.P. c/o Greenlight Capital, Inc. 140 East 45th Street 24th Floor New York, NY 10017 Attention: Harry Brandler and Andy Weinfeld	20.18%	403,520	1,008,800

Greenlight Capital, L.P. c/o Greenlight Capital, Inc. 140 East 45th Street 24th Floor New York, NY 10017 Attention: Harry Brandler and Andy Weinfeld	3.42%	68,320	170,800

Greenlight Coal (GCOP), LLC c/o Greenlight Capital, Inc. 140 East 45th Street 24th Floor New York, NY 10017 Attention: Harry Brandler and Andy Weinfeld	36.49%	729,720	1,824,300

Greenlight Coal (GLRE), LLC c/o Greenlight Capital, Inc. 140 East 45th Street 24th Floor New York, NY 10017 Attention: Harry Brandler and Andy Weinfeld	12.90%	257,960	644,900

Greenlight Capital (Gold), LP c/o Greenlight Capital, Inc. 140 East 45th Street 24th Floor New York, NY 10017 Attention: Harry Brandler and Andy Weinfeld	13.40%	268,000	670,000

Greenlight Coal (GGOM), LLC c/o Greenlight Capital, Inc. 140 East 45th Street 24th Floor New York, NY 10017 Attention: Harry Brandler and Andy Weinfeld	13.62%	272,480	681,200